Execution Version

FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT, LIMITED CONSENT, AND WAIVER

This FIFTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT, LIMITED CONSENT, AND WAIVER (this “Agreement”) is made as of July 22, 2016, and effective upon the Effective Date (as defined below), by and among KRATOS DEFENSE & SECURITY SOLUTIONS, INC., a Delaware corporation (the “Borrower”), each of the other Credit Parties identified as such on the signature pages hereof, each of the lenders signatory hereto constituting the Required Lenders (as defined in the Credit Agreement described below) and SUNTRUST BANK, a Georgia banking corporation, as administrative agent (together with its successors and assigns in such capacity, “Agent”).

RECITALS

A.The Borrower, Agent and certain lenders (collectively, the “Lenders”) are parties to that certain Credit and Security Agreement, dated as of May 14, 2014 (as amended to date and as it may be further amended, restated, supplemented and/or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”). Except as otherwise defined herein, capitalized terms used herein have the respective meanings assigned to them in the Credit Agreement.

B.In connection with the Credit Agreement, each Credit Party (other than the Borrower) guaranteed the Obligations of the Borrower pursuant to that certain Guaranty of Payment, dated as of May 14, 2014, and each Credit Party granted to Agent, for the benefit of the Lenders, a first priority security interest (subject only to Permitted Liens) in substantially all of such Credit Party’s assets pursuant to that certain Security Agreement, dated as of May 14, 2014, executed by the Credit Parties in favor of Agent.

C.Gichner Systems Group, Inc., a Delaware corporation (“Gichner”) and wholly-owned Subsidiary of the Borrower, has entered into, and desires to modify, a contracting relationship with Raytheon Company a Delaware corporation (“Raytheon”), pursuant to the purchase orders listed on Annex I hereto (as such Annex I may be amended by Agent and Raytheon from time to time, collectively, the “Raytheon Purchase Orders”), and in connection therewith has granted to Raytheon, and will grant to Raytheon, a first priority Lien in all goods purchased by Gichner with progress, advance, milestone and/or performance based payments (collectively, “Raytheon Progress Payments”) made by Raytheon to Gichner pursuant to the Raytheon Purchase Orders (the “Raytheon Collateral”) pursuant to that certain Security Agreement, dated as of June 24, 2014 among Raytheon Integrated Defense Company, a Delaware corporation (“Raytheon IDC”), and a division or wholly-owned subsidiary of Raytheon, as amended by (i) that certain First Amendment to Security Agreement, dated November 10, 2014, between Raytheon IDC and Gichner, and (ii) as further amended by that certain Second Amendment to Security Agreement, dated as of the date hereof, between Raytheon and Gichner, a fully-executed copy of which is attached hereto as Exhibit A (as so amended, and as the same may be further amended, restated, supplemented and/or otherwise modified from time to time, together with all other security agreements between Gichner and Raytheon as Gichner may attach to Exhibit A with the written consent of Agent, the “Raytheon Security Agreement”) to secure, up to the aggregate amount of the Raytheon Progress Payments actually received by Gichner from Raytheon that have not been liquidated pursuant to the applicable Raytheon Purchase Orders, Gichner’s obligations to purchase goods and perform labor on such goods as required by the Raytheon Purchase Orders, and (ii) have Agent subordinate Agent’s Lien in the Raytheon Collateral in favor of such Lien of Raytheon, pursuant to that certain Amended and Restated Subordination Agreement, dated as of the date hereof between Raytheon and Agent (and approved by Gichner), a fully- executed copy of which is attached hereto as Exhibit B (the “Raytheon Subordination Agreement”) (collectively, the “Transaction”).

[Kratos] Fifth Amendment #46502663

D.Agent consented to the earlier transactions between Gichner and Raytheon, and Borrower has requested that Agent and the Lenders (i) consent to the Transaction, (ii) waive any Event of Default that would otherwise occur under the Loan Documents solely as a result of the Transaction, and (iii) amend the Credit Agreement as set forth herein.

E.Agent acknowledges that the Required Lenders have the authority under the Credit Agreement to give such consents, grant such waivers and make such amendments to the Credit Agreement, and Agent and the Required Lenders are willing to provide such limited consent and limited waivers and to make such amendments to the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENTS

1.    Limited Consent and Waiver. Effective on the Effective Date (as defined below), Agent and the Required Lenders hereby (i) consent to the Transaction, including, without limitation, to Gichner’s execution of the Raytheon Security Agreement, (ii) consent to Agent’s execution of the Raytheon Subordination Agreement, and (iii) waive any Event of Default that would otherwise occur under the Credit Agreement solely as a result of the Transaction. Except as expressly set forth in this Agreement, the consent and waiver by Agent and the Required Lenders under this Agreement is not intended, and shall not be construed: (a) to modify or otherwise affect any of the provisions of the Credit Agreement or the other Loan Documents, (b) as a waiver of any of Agent’s or any Lender’s rights under the Credit Agreement or any other Loan Document, or (c) as an authorization or a consent by Agent and the Lenders to any further actions by any Credit Party not otherwise permitted by the Loan Documents.

2.    Amendments to the Credit Agreement. Effective as of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a)    Amendment to Section 1.1-New Definition. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions thereto in proper alphabetical order therefor:

“Fifth Amendment” means that certain Fifth Amendment to Credit and Security Agreement, Limited Consent and Waiver dated as of July 22, 2016, by and among the Borrower, each of the other Credit Parties identified as such on the signature pages thereof, each of the lenders signatory thereto constituting the Required Lenders and Agent.”

(b)    Amendment to Section 1.1 of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definitions set forth below in their entirety to provide as follows:

“Raytheon Progress Payments” means and includes the Raytheon Progress Payments as defined in the First Amendment and the Fifth Amendment.

“Raytheon Purchase Orders” means and includes the Raytheon Purchase Orders as defined in the First Amendment and the Fifth Amendment, and shall include all amendments, restatements and modifications made by Gichner and Raytheon (provided,

[Kratos] Fifth Amendment #46502663	2

to the extent such amendment, restatement and modification is not consistent with the existing terms and conditions of such Raytheon Purchase Order or constitutes a material change to such Raytheon Purchase Order or will result in additional Raytheon Collateral being created and being subject to the Raytheon Subordination Agreement such amendment, restatement and modification has been approved by Agent, such approval to not be unreasonably withheld) to the Raytheon Purchase Orders, including the purchase orders described on Annex I to the Fifth Amendment

3.	Covenants of the Credit Parties.

a. In consideration of the agreements set forth herein, each Credit Party hereby acknowledges and agrees with Agent and the Lenders that, notwithstanding anything in the Credit Agreement to the contrary, (i) no Inventory related to any Raytheon Purchase Order, up to the aggregate amount of the Raytheon Progress Payments actually received by the Credit Parties that have been used to purchase parts and materials but have not been liquidated pursuant to the applicable Raytheon Purchase Order, shall at any time constitute “Eligible Inventory” or otherwise be eligible for inclusion in the Borrowing Base and (ii) no obligation of Raytheon to make Raytheon Progress Payments or any Account otherwise arising in connection with any Raytheon Purchase Order shall be eligible for inclusion in the Borrowing Base as an Eligible Billed Account Receivable, an Eligible Billed Government Account Receivable or an Eligible Billed Government Subcontract Account Receivable, and (iii) except to the extent, if any, that Raytheon has made Raytheon Progress Payments that have been liquidated pursuant to the applicable Raytheon Purchase Order, no Account arising in connection with such Raytheon Purchase Order shall be eligible for inclusion in the Borrowing Base as an Eligible Unbilled Account Receivable, an Eligible Unbilled Government Account Receivable, or an Eligible Unbilled Government Subcontract Account Receivable.

4.    Conditions to Effectiveness of Agreement. This Agreement shall be effective on the earliest date on which all of the following conditions have been satisfied (such date being the “Effective Date”):

(a)    Agent shall have received this Agreement, duly executed by the Credit Parties and the Required Lenders;

(b)    Agent shall have received fully executed copies of the Raytheon Purchase Orders;

(c)    Agent shall have received a fully executed copy of the Raytheon Security Agreement, and corresponding UCC-1 financing statements, each of which shall be in form and substance satisfactory to Agent;

(d)    Agent shall have received the Raytheon Subordination Agreement, duly executed by Raytheon and Gichner, in substance and form satisfactory to Agent; and

(e)    Agent shall have received a duly executed legal opinion with respect to DFI Realty, LLC, in form and substance satisfactory to Agent.

The Credit Parties shall be deemed to represent and warrant to Agent and Lenders that each of the foregoing conditions have been satisfied upon the release of their respective signatures to this Amendment.

[Kratos] Fifth Amendment #46502663	3

5.    Representations and Warranties. To induce Agent and the Required Lenders to enter into this Agreement, each Credit Party, by its signature below, hereby:

(a)    acknowledges and agrees that, except as expressly set forth in this Agreement, the terms, covenants and conditions of the Credit Agreement and the other Loan Documents are in full force and effect and are hereby ratified and confirmed;

(b)    ratifies and reaffirms the notes and its obligations under the Credit Agreement and the other Loan Documents, and all of such Credit Party’s respective covenants, duties, indebtedness and liabilities owing under such documents;

(c)    acknowledges and agrees that it has taken all organizational actions necessary to approve and authorize the execution, delivery and performance of this Agreement and all other documents executed in connection therewith; and

(d)    acknowledges and agrees that immediately prior to, and after giving effect to this Agreement, (i) no Event of Default shall have occurred or be occurring and (ii) the representations and warranties contained herein and in the Credit Agreement and the other Loan Documents, as each is amended hereby, are true and correct as of such date, as if made on such date, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct as of such earlier date.

6.	Miscellaneous.

(a)    The Credit Parties are hereby notified that irrespective of (i) any waivers previously granted by Agent regarding the Loan Documents, (ii) any previous failures or delays of Agent in exercising any right, power or privilege under the Loan Documents, or (iii) any previous failures or delays of Agent in the monitoring or in the requiring of compliance by the Credit Parties with their respective duties, obligations and agreements under the Loan Documents, hereafter the Credit Parties will be expected to comply strictly with their duties, obligations and agreements under the Loan Documents. All of the Liens of Agent in the Collateral shall continue. All of the Liens of Agent in the Collateral shall continue, and Agent’s and the Required Lender’s consent herein to the Transaction shall in no way be deemed to be a release of their Lien in any Collateral.

(b)    This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Credit Agreement and other Loan Documents, as modified by this Agreement, shall continue in full force and effect. This Agreement shall constitute a Loan Document for all purposes.

(c)    This Agreement may be executed in any number of counterparts and by each party hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of a signature page of this Agreement by telecopy, pdf or other electronic means shall be effective as delivery of a manually executed counterpart of such Agreement.

(d)    In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

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(e)    The provisions of this Agreement and the respective rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of law principles thereof except for Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(f)    THE CREDIT PARTIES HEREBY ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE LIABILITIES OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM AGENT AND THE LENDERS. EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES AGENT, THE LENDERS, THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH ANY CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST AGENT OR ANY LENDER, THEIR RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY ADVANCE INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER AGREEMENTS AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

(g)    THE CREDIT AGREEMENT, AS AMENDED BY THIS AGREEMENT, AND THE OTHER LOAN DOCUMENTS TOGETHER REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF ON THE DATE THIS AGREEMENT IS EXECUTED. THE CREDIT AGREEMENT, AS AMENDED BY THIS AGREEMENT, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AGREEMENT SHALL BE MADE EXCEPT BY A WRITTEN AGREEMENT SIGNED BY THE BORROWER, AGENT AND THE REQUIRED LENDERS.

(h)    Borrower shall promptly pay to Agent all fees and expenses (including attorneys’ fees) owed to or incurred by Agent or Lenders arising in connection with the Loan Documents or this Agreement.

[Signatures on following page]

[Kratos] Fifth Amendment #46502663	5

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

SUNTRUST BANK,
as Administrative Agent and a Lender

By:	/s/ Brian O'Fallon
Name:	Brian O'Fallon
Title:	Director

[Signature Page to Limited Consent and Fifth Amendment]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PNC BANK, NATIONAL ASSOCIATION,
a Lender

By:	/s/ Daniela Jurado
Name:	Daniela Jurado
Title:	Officer

[Signature Page to Limited Consent and Fifth Amendment]

IN WITNESS WHEREOF, the parties hereto have caused th is Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CATHAY BANK,
A Lender

By:	/s/ Humberto Campos
Name:	HUMBERTO CAMPOS
Title:	VICE PRESIDENT

[Signature Page to Limited Consent and Fifth Amendment]

Agreed to and Accepted:	BORROWER:

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

By: /s/ Maria Cervantes de Burgreen
Name: Maria Cervantes de Burgreen
Title: Vice President & Corporate Controller

OTHER CREDIT PARTIES:

AVTEC SYSTEMS, INC.
BSC PARTNERS, LLC CARLSBAD ISI, INC.
COMPOSITE ENGINEERING, INC.
DEFENSE SYSTEMS, INCORPORATED
HAVERSTICK CONSULTING, INC.
HGS HOLDINGS, INC.
DTI ASSOCIATES, INC.
HAVERSTICK GOVERNMENT SOLUTIONS, INC.
ROCKET SUPPORT SERVICES, LLC JMA ASSOCIATES, INC.
MADISON RESEARCH CORPORATlON
GICHNER SYSTEMS GROUP, INC.
GICHNER SYSTEMS INTERNATIONAL, INC.
CHARLESTON MARINE CONTAINERS INC.
DALLASTOWN REA LTY I, LLC
DALLASTOWN REA LTY II, LLC
DEI SERVICES CORPORATlON
SCT ACQUISITION, LLC
SCT REAL ESTATE, LLC
KPSS GOVERNMENT SOLUTIONS, INC.
KRATOS INTEGRAL HOLDINGS, LLC
KRATOS INTEGRAL SYSTEMS
INTERNATIONAL, INC.
KRATOS NETWORKS, INC.
KRATOS SYSTEMS AND SOLUTIONS, INC.
KRATOS DEFENSE & ROCKET SUPPORT SERVICES, INC.
KRATOS PUBLIC SAFETY & SECURITY SOLUTIONS, INC.
KRATOS SOUTHEAST, INC.
KRATOS TEXAS, INC.
WFI NMC CORP.
KRATOS TECHNOLOGY & TRAINING SOLUTIONS, INC.
KRATOS UNMANNED SYSTEMS SOLUTIONS, INC.
DFI REALTY, LLC

[Signature Page to Limited Consent and Fifth Amendment]

By:/s/ Maria Cervantes de Burgreen
Maria Cervantes de Burgreen
Corporate Controller

REALITY BASED IT SERVICES, LTD.
SHADOW I, INC.
SHADOW II, INC.
DIG ITAL FUSION, INC.
DIGITAL FUSION SOLUTIONS, INC.
SUMMIT RESEARCH CORPORATION
HENRY BROS. ELECTRONICS, INC.,
a Delaware corporation
HENRY BROS. ELECTRONICS, INC.,
a Colorado corporation
HENRY BROS. ELECTRONICS, INC.,
a New Jersey corporation
HENRY BROS. ELECTRONICS, INC.,
a California corporation
DIVERSIFIED SECURITY SOLUTIONS, INC.
HENRY BROS. ELECTRONICS, L.L.C.
NATIONAL SAFE OF CALIFORNIA
LVDM, INC.
AIRORLITE COMMUNICATIONS, INC.
GENERAL MICROWAVE CORPORATION
GENERAL MICROWAVE ISRAEL CORPORATION
MSI ACQUISITION CORP.
MICRO SYSTEMS, INC.
KRATOS-RSS, INC.
REAL TIME LOGIC, INC.
SAT CORPORATION
SECUREINFO CORPORATION
Al METRIX, INC.
POLEXIS, INC.

By:/s/ Maria Cervantes de Burgreen
Maria Cervantes de Burgreen
Corporate Controller

KRATOS SOUTHWEST L.P.,
by Kratos Texas, Inc., its General Partner

By:/s/ Maria Cervantes de Burgreen
Maria Cervantes de Burgreen
Corporate Controller

[Signature Page to Limited Consent and Fifth Amendment]

Annex I

Raytheon Purchase Orders

Purchase Order No.	Program Name	Payment Type	Business Unit
4200762386	Zumwalt EME	Progress	IDS
4200889192	Patriot – Saudi (SNAP)	Progress	IDS
4200854810	Patriot – Qatar	Progress	IDS
4200616362-001	TPY-2/EEU Float 2 (FY 2014 Float)	Performance-based	IDS
4201259789	Patriot	Progress	IDS
4201293084	Jaguar	Milestone	SAS
4201319806	SIC FT	Progress	IDS

[Kratos] Fifth Amendment #46502663

Exhibit A

Raytheon Security Agreement
[See Attached.]

[Kratos] Fifth Amendment #46502663

EXECUTION

SECOND AMENDMENT TO THE SECURITY AGREEMENT

This SECOND AMENDMENT (this “Second Amendment”) is made and entered into as of July 19, 2016 by and between Gichner Systems Group, Inc. (“Debtor”), and Raytheon Company (“Secured Party”) and collectively referred to herein as, “Parties”.
RECITALS:

A.
Debtor and Secured Party entered into that certain Security Agreement, dated June 25, 2014, as amended by the First Amendment (the “First Amendment”) on November 10, 2014 (as so amended, and as the same may be further amended from time to time, the “Security Agreement”).

B.
Debtor and Secured Party now desire to amend the Security Agreement to (a) expand the definition of Progress Payments (b) clarify the name and change address of the Secured Party to as follows: Raytheon Company, 870 Winter Street, Waltham, MA 02451, operating through two of its business units, Integrated Defense Systems (IDS), 350 Lowell Street, Andover, MA 01810, and Space and Airborne Systems (SAS), 410I East Plano Parkway, Plano, TX 75074 and (c) replace Attachment A with Attachment A attached hereto, all on the terms and conditions set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

I.	Amendments.

a.
The first sentence of Section 2 of the Security Agreement is hereby amended in its entirety to read as follows: “This Agreement evidences certain agreements relating to progress, milestone, advance or performance based payments (collectively, ‘Progress Payments’) made or to be made by the Secured Party to the Debtor in order to assist the Debtor to perform the purchase orders referenced in Attachment A in accordance with the terms and conditions contained therein or appended thereto (collectively, the ‘Purchase Orders’).”

SECOND AMENDMENT	Page 1 of 4

EXECUTION

b.
Section 3 of the Security Agreement is hereby amended by replacing the name and address of the Secured Party as follows: Raytheon Company, 870 Winter Street, Waltham, MA 02451, operating through its Integrated Defense Systems (IDS), 350 Lowell Street, Andover, MA 01810, and Space and Airborne Systems (SAS), 4101 East Plano Parkway, Plano, TX 75074, business units.

c.
Attachment A of the Security Agreement is hereby amended and restated in its entirety with the Attachment A attached hereto which describes the Collateral and which is incorporated into this Agreement and attached hereto.

2.	Reaffirmation. Debtor ratifies and reaffirms its prior grant to Secured Party of a first lien security interest in the Col lateral described in the Security Agreement.

3.	No Other Modifications. Except as otherwise provided herein, all terms and provisions of the Security Agreement shall remain in full force and effect, unmodified by this Second Amendment.

4.	Authority. Each of the parties hereto represents and warrants to the other that it has the authority to sign this Second Amendment.

5. Financing Statement. Debtor agrees Secured Party may file a financing statement (or financing statement amendment) describing the Collateral, and Secured Party shall have the rights of a secured creditor with respect to the Collateral under the Uniform Commercial Code.

[Signature Page Follows]

SECOND AMENDMENT	Page 2 of 4

EXECUTION

IN WITNESS WHEREOF, the Parties have entered into this Second Amendment as of the date first set forth above.

Raytheon Company	Gichner Systems Group, Inc.

/s/ Janet Groebe	/s/ Marie Mendoza
Name: Janet Groebe	Name: Marie Mendoza
Title: SR. Director, Procurement and Subcontracts	Title: Secretary
Date: July 21, 2016	Date: July 20, 2016

SECOND AMENDMENT	Page 3 of 4

EXECUTION

ATTACHMENT “A”

Debtor acknowledges that it has granted or is granting Secured Party a first priority security interest in all goods purchased with Progress Payments made by Secured Party pursuant to the Purchase Orders listed below, including but not limited to raw materials, inventory, work-in process, parts,. components, assemblies, and subassemblies for the deliverables, and completed or partially completed deliverables, to secure up to the aggregate amount of the Progress Payments actually received by Debtor from Secured Party that have not been liquidated pursuant to the applicable Purchase Order, Debtor’s obligation to purchase goods and perform labor on such goods as required by such Purchase Orders.

Purchase Order No.	Program Name	Payment Type	Business Unit
4200762386	Zumwalt EME	Progress	IDS
4200889192	Patriot - Saudi (SNAP)	Progress	IDS
4200854810	Patriot - Qatar	Progress	IDS
4200616362-001	TPY-2/EEU Float 2 (FY 2014 Float)	Performance-based	IDS
4201259789	Patriot	Progress	IDS
4201293084	Jaguar	Milestone	SAS
4201319806	SIC FT	Progress	IDS

SECOND AMENDMENT	Page 4 of 4

Exhibit B

Raytheon Subordination Agreement
[See Attached.]

[Kratos] Fifth Amendment #46502663

EXECUTION

AMENDED AND RESTATED SUBORDINATION AGREEMENT
This Amended and Restated Subordination Agreement (this “Agreement”) is made this 19th day of July 2016 between Raytheon Company, a Delaware corporation, 870 Winter Street, Waltham, MA 0245 l, operating through two of its business units, Integrated Defense Systems (IDS), 3SO Lowell Street, Andover, MA 018 l 0, and Space and Airborne Systems (SAS), 4101 East Plano Parkway, Plano, TX 75074 (hereinafter “Raytheon”) and SunTrust Bank, a Georgia banking corporation, as agent for itself and certain other lenders (in such capacity, the “Secured Party”).

1.	STIPULATIONS OF THE PARTIES

A.
Gichner Systems Group Inc., (d/b/a Gichner Shelter Systems) (hereinafter “Debtor”) is a debtor of the Secured Party. The Secured Party has one or more security agreements with Debtor and one or more UCC-1 Financing Statements on file with the Secretary of State in Dover, Delaware. Those security agreements prohibit or may prohibit Debtor from financing the acquisition of goods.

B.
Debtor now desires that Raytheon make progress, milestone, advance, and/or performance based payments to Debtor (collectively, “Progress Payments”), pursuant to the purchase orders between Debtor and Raytheon listed in Attachment A (as such attachment may be amended and/or replaced from time to time by written agreement between Raytheon and Secured Party, the “Purchase Orders”) and the terms and conditions contained therein or appended thereto. The Progress Payments will enable Debtor to acquire specific parts and materials and perform labor on such parts and materials, as required to perform the Purchase Orders.

C.
Raytheon requires that Debtor grant it a first priority security interest in the property acquired with the Progress Payments, as described in Attachment A hereto (as such attachment may be amended and/or replaced from time to time by written agreement between Raytheon and Secured Party, the “Raytheon Collateral”), and Secured Party consents to the same.

D.
The parties hereto previously entered into that certain Subordination Agreement, dated June 24, 2014 {as amended prior to the date hereof, the “Existing Subordination Agreement”), and the parties desire to amend and restate the Existing Subordination Agreement as hereinafter set forth.

2.	AGREEMENT OF THE PARTIES
For valuable consideration the sufficiency of which is acknowledged, Secured Party hereby agrees to subordinate all present and future liens, claims and security interests of Secured Party in and to the Raytheon Collateral to the security interest of Raytheon in and to the Raytheon Collateral pledged as security for the obligation of Debtor to purchase parts and materials and perform labor on such parts and materials as required by the Purchase Orders, up to the aggregate amount of the

EXECUTION

Progress Payments actually received by Debtor from Raytheon that have not been liquidated pursuant to the applicable Purchase Order. Secured Party specifically agrees as follows:

A.
Debtor may grant Raytheon a first lien security interest in the Raytheon Collateral to secure Debtor’s obligations under the Purchase Orders to purchase parts and materials and perform labor on such parts and materials as required by the Purchase Orders, up to the aggregate amount of the Progress Payments actually received by Debtor from Raytheon that have not been liquidated pursuant to the applicable Purchase Order.

B.
Secured Party’s interest in the Raytheon Collateral as authorized herein is subordinate to the security interest therein of Raytheon to the extent of the Progress Payments that have not been liquidated pursuant to the applicable Purchase Order unless and until Debtor has fully performed the Purchase Orders.

C.
Raytheon will not enforce any rights against the Raytheon Collateral as long as Debtor has fully performed its obligations under the Purchase Orders. Raytheon agrees to deliver to Secured Party written notice of any default of Debtor under the Purchase Orders. Until Debtor has fully performed the Purchase Orders, but nonetheless only to the extent the Progress Payments have not been liquidated pursuant to the relevant Purchase Order, Secured Party shall segregate and, upon Raytheon’ s written demand, tum over to Raytheon for application to Debtor’s obligations under the Purchase Orders, any proceeds of the Raytheon Collateral that Secured Party may receive from time to time.

D.	In the event any proceeding is instituted affecting Debtor under .any bankruptcy or insolvency laws, Secured Party agrees the terms of this Agreement shall remain in effect.

E.
Secured Party agrees Raytheon may file a financing statement (or financing statement amendment) describing the Raytheon Collateral, and Raytheon shall have the rights of a secured creditor with respect to the Raytheon Collateral under the Uniform Commercial Code.

F.	as follows: SunTrust Bank, 3333 Peachtree Road, 9th Floor, Atlanta, GA 30326, Attention: Asset Manager - Kratos, Telecopy: 404-926-5646The persons signing below Telecopy: 404-926-5646.

G.	The persons signing below have authority to bind the parties. Executed in duplicate originals by their duly authorized representatives and effective upon execution by both parties.

H.
Raytheon acknowledges and agrees that the following purchase orders between Raytheon (or one of its Affiliates) have been satisfied in full and all liens and security interests held by Raytheon and such purchase orders are hereby terminated, released and forever discharged:

Purchase Order No.	Program Name	Payment Type	Business Unit
4400449313	Patriot - Taiwan	Performance-based	IDS
LARYFA4210	Patriot - Taiwan	Performance-based	IDS

EXECUTION

4200570030	Patriot - Kuwait	Performance-based	IDS
4200616362	TPY-2/EEU Option	Performance-based	IDS
4200616401	TPY-2/EEU Radar 11	Performance-based	IDS

I. Each of the parties hereto agree that this Agreement is given in amendment, restatement, renewal and extension (but not in novation or cancellation) of the Existing Subordination Agreement.

[Signature pages follow]

EXECUTION

Raytheon Company (as successor	SunTrust Bank, as Agent
in interest to Raytheon Defense Systems
Company)

By: /s/ Janet Groebe	By: /s/ Brian O’Fallon

Title: SR. Director, Procurement and Subcontracts	Title: Director

Date: July 21, 2016	Date: July 19, 2016

Reviewed and Approved by:

Gichner Systems Group Inc.

By: /s/ Marie Mendoza

Title: Secretary

Date: July 20, 2016

EXECUTION

ATTACHMENT “A”

Secured Party acknowledges that Debtor is granting Raytheon a first priority security interest in all goods purchased with Progress Payments made by Raytheon pursuant to the Purchase Orders listed below, including but not limited to raw materials, inventory, work-in-process, parts, components, assemblies, and subassemblies for the deliverables, and completed or partially completed deliverables, to secure up to the aggregate amount of the Progress Payments actually received by Debtor from Raytheon that have not been liquidated pursuant to the applicable Purchase Order, Debtor’s obligation to purchase goods and perform labor on such goods as required by such Purchase Orders.

Purchase Order No.	Program Name	Payment Type	Business Unit
4200762386	Zumwalt EME	Progress	IDS
4200889192	Patriot - Saudi (SNAP)	Progress	IDS
4200854810	Patriot - Qatar	Progress	IDS
4200616362-001	TPY-2/EEU Float 2 (FY 2014 Float)	Performance-based	IDS
4201259789	Patriot	Progress	IDS
4201293084	Jaguar	Milestone	SAS
4201319806	SIC FT	Progress	IDS